Exhibit 31.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Capogrossi, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Loral Space & Communications Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ JOHN CAPOGROSSI
John Capogrossi
Vice President, Chief Financial Officer and Treasurer

March 26, 2020